Pursuant to Rule 497(e)

Registration No. 002-85370

SUNAMERICA MONEY MARKET FUNDS, INC.

SunAmerica Money Market Fund

SunAmerica Municipal Money Market Fund

(the “Funds”)

Supplement dated June 3, 2009, to the Prospectus dated April 30, 2009 as amended and supplemented to date

Effective on June 3, 2009, the SunAmerica Money Market Fund (the “Money Market Fund”) will no longer accept orders to purchase Class B and Class C shares, including from existing shareholders. Any outstanding Class B and Class C shares of the Money Market Fund as of the close of business on June 3, 2009 (the “Conversion Date”) will be converted to Class A shares of the Money Market Fund. Any applicable contingent deferred sales charges (CDSCs) with respect to the Class B and Class C shares of the Money Market Fund will be waived in connection with the conversion of such shares on the Conversion Date. CDSCs will not be waived in connection with redemptions of Class B and Class C shares of the Money Market Fund prior to the close of business on the Conversion Date unless otherwise provided for in the Prospectus.

In addition, in light of current market conditions and in order to avoid a negative yield on the Class A shares of the Funds, SunAmerica Capital Services, Inc., the Funds’ distributor (the “Distributor”), has agreed, effective June 3, 2009, to waive up to 0.15% of the fees it receives from the Class A shares of each of the Money Market Fund and the SunAmerica Municipal Money Market Fund pursuant to the Funds’ respective 12b-1 plans (the “12b-1 Fees”). Compensation paid to broker-dealers and other Financial Intermediaries will be reduced to the extent of the Distributor’s waiver of the 12b-1 Fees. This voluntary waiver may be terminated at any time at the option of the Distributor without notice to shareholders.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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